EACM SELECT MANAGERS EQUITY FUND

                                   SUPPLEMENT
                              DATED AUGUST 31, 2004

                                       TO

                                   PROSPECTUS
                                       AND
                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2004


EACM Advisors LLC, the Mellon Financial Corporation subsidiary which the Fund's Board of Trustees intended to ask the shareholders of the Fund at the shareholder's meeting on December 17, 2004 to hire as the advisor to the Fund, has notified the Trustees in writing that it is no longer in a position to enter into a Management Agreement with the Fund. Evaluation Associates Capital Markets, Incorporated, the current adviser to the Fund, also has informed the Trustees in writing that it will terminate its Management Agreement with the Fund effective as of October 29, 2004 and recommended to the Trustees that they take action to liquidate the Fund in light of the foregoing.

The Trustees of the Fund at a meeting held on August 31, 2004, after due consideration, voted to take action to terminate the Fund upon receiving the consent of holders of two-thirds (2/3) of the outstanding shares of the Fund, and asked the officers of the Fund to promptly file with Securities and Exchange Commission ("SEC"), for its review, a Consent Solicitation Statement to be used in connection with the solicitation of such consents. Assuming prompt review of the Consent Solicitation Statement by the SEC, the Trustees estimate that the consent solicitation process should be completed by early or mid-October 2004. If the required consent of holders of two-thirds (2/3) of the shares is obtained, then the Fund would promptly liquidate its assets, pay outstanding bills and distribute the remaining cash to then existing shareholders.